EXHIBIT 1

                     AGREEMENT PURSUANT TO RULE 13D-1(f)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                   WITH RESPECT TO JOINT SCHEDULE 13D FILINGS


          The undersigned acknowledge and agree that, with respect to securities of Uniflex, Inc. held by CMCO, Inc., Robert Davidoff, and CMNY Capital, L.P., the undersigned may be required to file a statement containing the information required by Schedule 13D under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to the same securities. Accordingly, pursuant to Rule 13d-1(f)(1) of the Exchange Act, the undersigned acknowledge and agree that such statements on Schedule 13D shall be deemed filed on behalf of each of them, and that for such purpose each of the undersigned appoints Robert Davidoff and Edwin S. Marks, or either of them, with power of substitution, to execute and file, in the name and on behalf of the undersigned, any and all such Schedules 13D and amendments thereto.

Dated: November 18, 1998                           CMCO, INC.


                                                   By:  /s/ Robert Davidoff
                                                        ------------------------
                                                        Name:  Robert Davidoff
                                                        Title:  Vice President


                                                   CMNY CAPITAL, L.P.


                                                   By: /s/ Robert Davidoff
                                                       -------------------------
                                                       Name: Robert Davidoff
                                                       Title:  General Partner


                                                       /s/ Robert Davidoff
                                                       -------------------------
                                                       Robert Davidoff



777188.2
                                       12